Exhibit 99.3

SEAT GEEK Investor Presentation October 2021

2 Cautionary Notes This presentation (this “Presentation”) is for informational purposes only. This presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between SeatGeek, Inc. (“SeatGeek”) and RedBall Acquisition Corp. (“RedBall”) and the related transactions (the “Proposed Business Combination”) and for no other purpose. These materials are exclusively for the use of the party or the parties to whom they have been provided by representatives of SeatGeek and RedBall. By accepting these materials, the recipient acknowledges and agrees that he, she or it (a) will maintain the information and data contained herein in the strictest of confidence and will not, under any circumstances whatsoever, reproduce these materials, in whole or in part, or disclose any of the contents hereof or the information and data contained herein to any other person without the prior written consent of SeatGeek or RedBall, (b) is not subject to any contractual or other obligation to disclose these materials to any other person or entity, (c) will return these materials, and any other materials that the recipient may have received in the course of considering an investment in RedBall and SeatGeek, and (d) will promptly notify SeatGeek and RedBall and their respective representatives of any unauthorized release, disclosure or use of these materials or the information and data contained herein. Furthermore, all or a portion of the information contained in these materials may constitute material non-public information of SeatGeek, RedBall and their affiliates, and other parties that may be referred to in the context of those discussions. By your acceptance of this Presentation, you acknowledge that applicable securities laws restrict a person from purchasing or selling securities of a person with tradeable securities from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Certain information included herein describes or assumes the expected terms that will be included in the agreements to be entered into by the parties to the Proposed Business Combination. Such agreements are under negotiation and subject to change. The consummation of the Proposed Business Combination is also subject to other various risks and contingencies, including customary closing conditions. There can be no assurance that the Proposed Business Combination will be consummated with the terms described herein or otherwise. As such, the subject matter of these materials is evolving and is subject to further change by SeatGeek and RedBall in their joint and absolute discretion. Neither the Securities and Exchange Commission (“SEC”) nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the Proposed Business Combination presented herein, or determined that this Presentation is truthful or complete. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will RedBall, SeatGeek or any of their respective subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers or agents be responsible or liable for a direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither RedBall nor SeatGeek has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of SeatGeek or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of SeatGeek and RedBall and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. References in this Presentation to our “partners” or “partnerships” with technology companies, governmental entities, universities or others do not denote that our relationship with any such party is in a legal partnership form, but rather is a generic reference to our contractual relationship with such party. Forward-Looking Statements Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the respective management of SeatGeek and RedBall and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SeatGeek and RedBall. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of RedBall or SeatGeek is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to SeatGeek; risks related to the performance of SeatGeek’s business and the timing of expected business or revenue milestones; the effects of competition on SeatGeek’s business; the amount of redemption requests made by RedBall’s stockholders; the ability of RedBall or SeatGeek to issue equity or equity-linked securities or obtain debt financing in connection with the Proposed Business Combination or in the future; and those factors discussed in RedBall’s final prospectus that forms a part of RedBall’s Registration Statement on Form S-1 (Reg. No. 333-240138), filed with the SEC pursuant to Rule 424(b)(4) on August 13, 2020 under the heading “Risk Factors,” and other documents RedBall has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither RedBall nor SeatGeek presently know, or that RedBall or SeatGeek currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect RedBall’s and SeatGeek’s expectations, plans, or forecasts of future events and views as of the date of this Presentation. RedBall and SeatGeek anticipate that subsequent events and developments will cause RedBall’s and SeatGeek’s assessments to change. However, while RedBall and SeatGeek may elect to update these forward-looking statements at some point in the future, RedBall and SeatGeek specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing RedBall’s and SeatGeek’s assessments of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Trademarks and Trade Names SeatGeek and RedBall own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with SeatGeek or RedBall, or an endorsement or sponsorship by or of SeatGeek or RedBall. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that SeatGeek or RedBall will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names. Disclaimers

3 Use of Projections This Presentation contains projected financial information and performance metrics with respect to SeatGeek for 2021, 2022, 2023, 2024 and 2025. Such projected financial information and performance metrics constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information and performance metrics are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information and performance metrics contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. SeatGeek’s independent registered public accounting firm, KPMG, has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Further, the revenue for fiscal year 2020 and any data based on such revenue calculations may change as a result of the findings of KPMG’s audit of fiscal year 2020. Use of Data The data contained herein is derived from various internal and external sources, including from third parties. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. RedBall and SeatGeek assume no obligation to update the information in this Presentation. Use of Non-GAAP Financial Metrics and Other Key Financial Metrics The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. SeatGeek is in the process of completing its Public Company Accounting Oversight Board audits for the fiscal years ended December 31, 2018, 2019 and 2020, and, therefore, all of SeatGeek’s historical financial information included in the Presentation is preliminary and subject to change. SeatGeek’s independent registered public accounting firm, KPMG, has not audited or reviewed, and does not express an opinion with respect to, any of the financial information or data included in this Presentation. The financial information included in this Presentation is not a comprehensive statement of SeatGeek’s financial results for the periods shown, and SeatGeek’s actual results may differ materially from the financial information included in this Presentation due to the completion of SeatGeek’s financial closing procedures, final adjustments, completion of the audits of SeatGeek’s financial statements and other developments that may arise between now and the time those audits are completed. This Presentation includes certain non-GAAP financial measures (including on a forward-looking basis) such as Adjusted EBITDA and Adjusted EBITDA Margin. SeatGeek defines Adjusted EBITDA as net profit/(loss) plus depreciation and amortization expenses, net interest expense, income tax expense/(benefit), other expense/(income), and non-cash equity related items such as stock-based compensation expense. Adjusted EBITDA Margin is EBITDA divided by revenue. These non-GAAP measures are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this Presentation. SeatGeek believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about SeatGeek. SeatGeek’s management uses forward looking non-GAAP measures to evaluate SeatGeek’s projected financial and operating performance. However, there are a number of limitations related to the use of these non- GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore SeatGeek’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Important Additional Information and Where to Find It RedBall intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a proxy statement/prospectus of RedBall, that will be both the proxy statement to be distributed to holders of RedBall’s ordinary shares in connection with its solicitation of proxies for the vote by RedBall’s shareholders with respect to the proposed business combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the business combination. After the registration statement is declared effective, RedBall will mail a definitive proxy statement/prospectus to the shareholders of RedBall as of a record date to be established for voting on the proposed busines combination, seeking any required shareholder approval. This presentation does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision with respect to the business combination. Before making any voting or investment decision, investors and security holders of RedBall and other interested persons are urged to carefully read the entire registration statement and proxy statement/ prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed business combination. The documents filed by RedBall with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by RedBall may be obtained free of charge from RedBall at www.redballac.com. Alternatively, these documents, when available, can be obtained free of charge from RedBall upon written request to RedBall Acquisition Corp., 667 Madison Avenue, 16th Floor, New York, NY 10065. Participants in the Solicitation RedBall and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of RedBall with respect to the proposed business combination. For information regarding RedBall’s directors and executive officers and a description of their interests in RedBall, please see Redball’s final prospectus related to its initial public offering filed with the SEC on August 13, 2020 and available free of charge at the SEC’s website at www.sec.gov. To the extent such holdings of RedBall’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. SeatGeek and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of RedBall in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/ prospectus for the proposed business combination when available. No Offer or Solicitation This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of RedBall, SeatGeek or any of their respective affiliates, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. Disclaimers (Continued)

4 Jack Groetzinger Co-Founder & CEO SeatGeek Brad Tacy Chief Financial Officer SeatGeek Alec Scheiner CEO RedBall Acquisition Corp. Today’s presenters

(1) Assumes no redemptions or secondary offering to SeatGeek selling stockholders (2) $90.5 million PIPE. 9.05 million shares and ~3.02 million warrants to be issued in PIPE; also includes $9 million direct investment in SeatGeek pursuant to which 0.9 million shares and 0.3 million warrants to be issued (3) Includes an estimated 128.2 million SeatGeek rollover shares, 57.5 million RedBall shares, 10.0 million PIPE and direct investment shares, and 6.2 million sponsor shares; 1.0 million sponsor shares currently outstanding will be forfeited at closing (4) See footnote (1) on page 32 for material assumptions underlying 2022 revenue forecast (5) Excludes impact of public and sponsor warrants and warrants to be issued in PIPE and direct investment. Also excludes impact of 7.2 million unvested sponsor shares, 3.6 million of which vest at $12.50 per share and 3.6 million of which vest at $15.00 per share (6) $60.0 million Term Loan facility matures on July 1, 2023. SeatGeek continues to evaluate its debt capitalization including, but not limited to, early repayment of the existing Term Loan facility prior to the consummation of the business combination and/or an expansion of its debt capacity through a new term loan and/or revolving credit facilities 5 Illustrative transaction overview(1) Transaction summary Transaction structure RedBall Acquisition Corporation (“RedBall”) (NYSE: RBAC) has proposed to enter into a business combination with SeatGeek Valuation Pro forma enterprise value of $1,350 million post business combination 3.9x 2022E projected revenue of $345 million Capital structure Transaction is expected to be funded by cash held in trust of $575 million and a PIPE of $100 million Expected to result in $558 million of net cash to the balance sheet, assuming no redemptions from public shareholders 50% of RedBall Sponsor Promote (approximately 7.2 million shares) is deferred and is to vest at $12.50 and $15.00 per share Sources ($ in millions) Existing SeatGeek Stockholders Equity Rollover $1,282 SPAC Cash in Trust(1) 575 SPAC Sponsor Promote 62 PIPE(2) 100 Total Sources $2,019 Uses ($ in millions) Existing SeatGeek Stockholders Equity Rollover $1,282 Estimated Transaction Fees 55 Cash to SeatGeek Balance Sheet 558 SeatGeek Debt Paydown(6) 62 SPAC Sponsor Promote 62 Total Uses $2,019 Pro forma capitalization and ownership ($ and shares in millions, except per share values) Pro forma valuation Pro forma shares outstanding(3) Illustrative share price 201.9 $10.00 Pro forma equity value $2,019 Pro forma net cash on balance sheet $669 Pro forma enterprise value $1,350 Pro forma EV / ‘22E revenue ($345)(4) 3.9x Pro forma ownership(5) 63.5% 28.5% 3.1% 5.0% Existing shareholders to hold approximately 63% of the pro forma business Existing SeatGeek shareholders 63.5% RedBall public shares(1) 28.5% PIPE shares 5.0% RedBall sponsor shares 3.1%

Iconic sports properties partner with RedBird to innovate and build businesses

RedBird's prior and current businesses in sports and media

Transaction / businesses

Year	Business	Description	Notes
2001 / 2019	YES Network	Media	Goldman Sachs (Led by RedBird founder, Gerry Cardinale) founded YES in 2001 with the Yankees
2008	Legends Hospitality	Sports and ent. services	Goldman Sachs (Led by RedBird founder, Gerry Cardinale) founded Legends with the Cowboys and Yankees
2015	On Location Experiences	Experiential entertainment	REDBIRD
2019	OneTeam Partners	Gaming, licensing and IP	REDBIRD
2020	RedBird FC	Data driven sports platform	REDBIRD
2020	RedBall Acq. Corp.	Special Purpose Acquisition Company	REDBALL / REDBIRD
2020	Skydance Media	Content production	SKYDANCE / REDBIRD
2020	XFL	American Football League	REDBIRD
2020	Wasserman Media Group	Brand marketing and talent representation	WASSERMAN / REDBIRD
2021	Fenway Sports Group	Global sports and ent. platform	

Strategic partner

amazon; Billy Beane & Luke Bornn; Billy Beane & Luke Bornn; Tencent; Dwayne Johnson & Dany Garcia; Casey Wasserman

RedBird builds businesses – its executives have deep operational expertise driving growth across all aspects of the ecosystem

- Enhance fan experience
- Invest in analytics
- Monetize intellectual property
- Build and improve infrastructure
- Execute strategic acquisitions

SEAT GEEK

6

7 RedBall has strong conviction in SeatGeek’s differentiated business model True partner with rightsholders to provide superior experience for their fans Differentiated, disruptive technology “Flywheel effect” drives adoption, usage, and profitability RedBird successfully created and exited a premium ticketing & hospitality business with the NFL (On Location Experiences (“OLE”)), which was acquired by Endeavor in 2020 RedBird founded OLE in partnership with the NFL and its 32 Owners in 2015; over a four-year period, OLE expanded its ticketing & hospitality rights to live events including the Super Bowl, NCAA (including the Final Four), PGA Tour, Ryder Cup, USTA, and over 500 music acts & festivals Growth continues at OLE, which in June 2021 was selected by the IOC to be the exclusive global hospitality partner of the upcoming Olympic Games in Paris (2024), Northern Italy (2026), and Los Angeles (2028) RedBall and RedBird executives have worked at the highest levels of the NFL, MLB, NBA, NHL, and European Football RedBird typically plays a significant role in providing strategic and operational support to its companies RedBird and its current portfolio companies are deeply embedded in all aspects of the sports ecosystem and are poised to assist SeatGeek’s disruption of the ticketing industry RedBird understands the ticketing industry intimately and believes there is a market need for a fan-centric ticketing partner for rightsholders RedBird saw first-hand the growth potential in fan experiences, sponsorship, and marketing partnerships—for the right ticketing platform As the line between the primary and secondary ticketing markets blurs and rightsholder relationships become increasingly important, RedBird sees SeatGeek as the best solution for fans and rightsholders SeatGeek aligns with RedBall and RedBird’s strategy and strengths SEAT GEEK SeatGeek aligns with Red Ball and RedBird’s strategy and strengths Red Ball has strong conviction in SeatGeek’s differentiated business model 0 True partner with rightsholders to provide superior experience for their fans 0 Differentiated, disruptive technology 0 “Flywheel effect” drives adoption, usage, and profitability RedBird successfully created and exited a premium ticketing & hospitality business with the NFL (On Location Experiences (“OLE”)), which was acquired by Endeavor in 2020 0 RedBird founded OLE in partnership with the NFL and its 32 Owners in 2015; over a four-year period, OLE expanded its ticketing & hospitality rights to live events including the Super Bowl, NCAA (including the Final Four), PGA Tour, Ryder Cup, USIA, and over 500 music acts & festivals 0 Growth continues at OLE, which in June 2021 was selected by the IOC to be the exclusive global hospitality partner of the upcoming Olympic Games in Paris (2024), Northern Italy (2026), and Los Angeles (2028) REDBIRD CAPITAL PARTNERS Red Ball and RedBird executives have worked at the highest levels of the NFL, MLB, NBA, NHL, and European Football 0 RedBird typically plays a significant role in providing strategic and operational support to its companies 0 RedBird and its current portfolio companies are deeply embedded in all aspects of the sports ecosystem and are poised to assist SeatGeek’s disruption of the ticketing industry RedBird understands the ticketing industry intimately and believes there is a market need for a fan-centric ticketing partner for rightsholders 0 RedBird saw first-hand the growth potential in fan experiences, sponsorship, and marketing partnerships—for the right ticketing platform 0 As the line between the primary and secondary ticketing markets blurs and rightsholder relationships become increasingly important, RedBird sees SeatGeek as the best solution for fans and rightsholders 7

Business Overview 8

We believe live events are powerful experiences that unite humans. SeatGeek builds the technology to make more of these experiences possible. 9

SEATGEEK AT A GLANCE

SeatGeek is a mobile-centric, live entertainment platform

At our core, we are a technology company. We are investing in technology to reshape the experience of attending live events.

- Our consumer marketplace makes it seamlessly easy for fans to buy tickets and attend events.
- Our Enterprise business allows teams, venues, and promoters to efficiently run their businesses and delight fans. We are official partners with the NFL and MLS and ticket half of the English Premier League.
- Our platform is vertically integrated, delivering strong network effects that allow us to create new user experiences, offer stronger inventory, and capture better economics. We are the fastest-growing scaled company in our category.[1]

$345M[2] 2022E revenue	**$1.2B**[3] 2025E revenue
70%[4] 2016A - 2019A revenue CAGR	**51%**[3] 2022E - 2025E revenue CAGR
75%[3] 2025E gross margin	**275+** Enterprise clients

Select investors

Accel · FOUNDER COLLECTIVE · FOUNDRY GROUP · TCV · GLYNN CAPITAL


10:39
Section 123 · Row 10
$44/ea
Incl. $6 fees
Get in with your phone
FC Dallas at Sporting Kansas City
Sat, Jul 31 at 7:30pm
Seats 13-14
Change
Tickets sold by Sporting KC Box Office
Buyer Guarantee Protected
Every ticket is protected. If your event gets canceled, we'll make it right.
Continue

SEAT GEEK

(1) Based on 2017-2019 US Gross Ticketing Volume (GTV) growth among scaled ticketing marketplaces with over $300M estimated GTV in 2019: Ticketmaster, StubHub, Vivid Seats
(2) See footnote (1) on page 32 for material assumptions underlying 2022 revenue forecast
(3) See footnote (1) on page 34 for material assumptions underlying 2025 revenue forecast
(4) See footnote (1) on page 25 to explain measurement period

10

Live entertainment is a huge market that’s poised to recover post-COVID 2022 live events ticketing total addressable market(1) Pent-up demand for live events will drive outsized growth US primary + secondary gross ticketing volume ($B)(1) Primary Secondary 0 20 40 60 80 2019A 2020A 2021E 2022E 2023E Industry Overview $126B · Global $58B · US (secondary and primary) $12B · US secondary 11 Pent-up demand for live events will drive outsized growth US primary + secondary gross ticketing volume ($8)(1) Primary Secondary 80 60 40 20 0 2019A 2020A 2021E 2022E 2023E 11

Live entertainment ticketing has three types of key stakeholders SeatGeek Evolution Fans Purchase primary or secondary ticketing inventory to attend live events Sellers Fans and professional sellers who buy primary inventory, then sell on secondary market Rightsholders Teams, venues, and promoters create, price, and sell primary inventory to live events Industry Overview 12 2009 Ticket aggregator 2014 Consumer marketplace 2016 Vertically-integrated consumer and enterprise solution

Industry Overview · SeatGeek Solution · Network Effects · Growth Opportunity

We saw that ticketing needed a modern, vertically-integrated platform

	Stakeholders needs were not being met	SeatGeek provided solutions
Fans	Minimal transparency (e.g., hidden fees), inflexible policies Primary and secondary inventory scattered across sites	Transparent pricing, hassle-free returns Primary and secondary inventory on same platform
Sellers	Primary ticketers limiting where and how inventory can be sold Fragmented access to consumer demand	Seamless, technology-driven selling experience Consolidated fan demand
Rightsholders	Limited distribution No fan data from resale marketplaces Legacy, inflexible box office technology	Open distribution[1] across many channels (e.g., social, travel) Fan data across sales channels Modern, API-driven enterprise software

SEAT GEEK

(1) Allows rightsholders to sell tickets directly across any website or app, including popular ecommerce websites, travel tools, messaging apps, and other places fans spend time online

13

Industry Overview · SeatGeek Solution · Network Effects · Growth Opportunity

With modern technology, SeatGeek addresses the needs of all stakeholders

	FANS			SELLERS		RIGHTSHOLDERS	
	Net Promoter Score[1]	Marketplace	In-venue experiences	Professional sellers	Fan-to-fan resale	Primary inventory (Enterprise clients)	Open ticket distribution
SeatGeek	45	✓	✓	✓	✓	✓	✓
StubHub	12	✓	✕	✓	✓	✕	✕
ticketmaster	6	✓	✓	✓	✓	✓	✕
VIVIDSEATS	-5	✓	✕	✓	✓	✕	✕
axs	-13	✕	✕	✓	✓	✓	✓

(1) Statements in this presentation referring to Net Promoter Score (or "NPS") refer to a customer research study of 2,023 consumers performed by Marketing & Research Resources ("M&RR") in August 2019, which we commissioned. As used in this presentation, NPS refers to a percentage, expressed as a value from -100 to 100, to gauge satisfaction of consumers that actually used SeatGeek and other ticketing services in the preceding 12 months, using the question, "How likely would you be to recommend the following ticketing company to a family member, friend or co-worker?" on a 0 to 10 scale. Responses of nine or ten are considered "promoters" and responses of six or less are considered "detractors." The percentage of respondents who are detractors is subtracted from the percentage of respondents who are promoters, and the resulting percentage is the NPS

SEAT GEEK 14

SeatGeek Solution A deeply-integrated technology platform is the foundation of our success Nearly half of SeatGeek’s personnel spend is in Engineering, Product & Data Science Seamless user experience enabled by a modern, service-oriented tech platform Fans SeatGeek Marketplace In-venue experiences Rally Sellers Seller Platforms (Fan-to-fan resale and professional sellers) Rightholders API-Driven Ticketing Operations and Reporting SRO Open Distribution Platform Open Business Intelligence Amplify 15 Cleveland Cavaliers Sales Pricing Configuration Heatmap 10 Sep 2021 · 7:00pm · Rocket Mortgage Fieldhouse 01 347 92 123 0 – 639 540 – 02 1,272 328 309 7 – – – – 03 2,446 748 855 0 – 785 185 – 04 4,756 1,082 2,065 14 – – 8 – 05 4,699 935 2,754 0 – 2 8 – 06 6,341 5,442 870 0 – – – – Price level Capacity Available Sold Comps Reserved Locked Kills In cart 20,658 occupied (36.1%) Sold: 14,360 Comps: 21 Reserved: 291 In cart: – 36,549 unoccupied (63.9%) Locked: 5,022 Kills: 20,408 256 tickets sold in last 24h Last 1h: 22 Last 15m: 12 Sat, Dec 12 · 8:00 pm at Cleveland Cavaliers New Orleans Pelicans HELP Sell Send 25 SEAT 11 Row 240 SECTION Seats 25-31 Info 12:22 Amplify Cleveland Cavaliers 10 Sep 2021 · 7:00pm · Rocket Mortgage Fieldhouse Sales Pricing Configuration Heatmap (!: ® Live updates are currently enabled for this page, and the data shown below might 20,658 36,549 occupied (36.1%) Sold: 14,360 Comps: 21 Reserved: 291 In cart:- Locked: 5,022 Kills: 20,408 Price level v . Capacity Available Sold Comps SECTION 01 347 92 123 0 240 02 1,272 328 309 7 ROW SEAT 03 2,446 748 855 0 [!] :-.: 11 25 04 4,756 1,082 2,065 14 05 4,699 935 2,754 0 $ Sell ,. Send 06 6,341 5,442 870 0

We are continually evolving our technology platform to deliver buyers and sellers the most seamless experience possible SeatGeek Solution 16 Data-driven to help find events discovery Evolved including view-from-seat images and dynamic maps Event Screens Proprietary algorithm-driven to help find the best-priced tickets Deal Score The only ticketer to offer hassle-free ticket returns with Swaps 9:41 Apple Pay March 9, 2022 Seamless ticket selling experience List 2 Tickets $350 each · Up to 4 tickets Fans Sellers Rightsholders

Industry Overview · **SeatGeek Solution** · Network Effects · Growth Opportunity

Fans
Sellers
Rightsholders

Rightsholders use SeatGeek to efficiently manage their businesses and distribute inventory

SRO

Modern enterprise ticketing software

- Flexible software with a highly customizable rules engine
- Built on extensible cloud-based infrastructure to ensure scalability and uptime

Amplify

Actionable fan data and live analytics

- First-party customer data with dynamic fan profiles
- Proprietary tools to visualize and act on data

Open

Sophisticated inventory distribution and pricing tools

- Cross-platform distribution to maximize fan reach and connect with fans where they are
- Dynamic pricing engine to ensure that each seat is sold at the right price

(1)

(1) Client will not go live until Q4 2021

SEAT GEEK

17

At the event, Rally offers fans a richer experience, while enabling rightsholders to augment their events and unlock potential new revenue streams Seamlessly order a ride to the game Access tickets from the app Order from your seat food and drink Leave with a memento 6min 18 SeatGeek Solution Fans Sellers Rightsholders Sell Send 25 SEAT 11 Row 240 SECTION 2 Tickets 1 of 2 Info at Sporting Kansas City New York Red Bulls HELP In-Seat Delivery Your order has been placed We’re preparing your in-seat delivery order. Your order will be delivered to you. Confirmation Preparation Delivery 12:22 Sat, Dec 12 · 8:00 pm at Cleveland Cavaliers New Orleans Pelicans HELP Sell Send 25 SEAT 11 Row 240 SECTION Seats 25-31 Info 12:22

We believe our vertically integrated platform creates a powerful flywheel Network Effects 19 Venue switches to SeatGeek Better economics for SeatGeek(2), shared upside with venue Sellers sell more on SeatGeek(1) More fans use SeatGeek inside and outside venue

Enterprise partnerships offer fans a better selection of inventory on SeatGeek . Network Effects Over 50% higher conversion rate(1) 20 Eagles at Cowboys Mon, Sep 27 at 7:15pm Filters Quantity Low prices Best seats PRIME 7.2 Amazing value Section 221, Row 4 $1,220 each · Up to 6 tickets Free Drinks, Club access, VIP acce. 7.2 Amazing value Section C 221, Row 4 $350 each · Up to 6 tickets PRIME 7.2 Amazing value Section 221, Row 4 $1,220 each · Up to 6 tickets Free Drinks, Club access, 1000 Listings Sorted by value 9:41 < Eagles at Cowboys Mon, Sep 27 at 7:15pm +t~ Filters Quantity IIJ Amazing value Section C 221, Row 4 $350 each · Up to 6 tickets 1000 Listings Sorted by value Low prices

Industry Overview · SeatGeek Solution · **Network Effects** · Growth Opportunity

... while growing our market share within the venue and the broader DMA

'Premier' client deal example: SeatGeek revenues
(actuals through deal year 2, deal model forecast beyond)


Secondary revenue in venue
Market uplift (Secondary revenue growth in rest of DMA)(1)
Primary revenue in venue
Before SeatGeek Enterprise partnership
After partnership begins
-2A
-1A
1A
2A
3E
4E
5E
6E
7E
8E
9E
10E
Actuals through deal year 2, Deal model forecast beyond

Our current Enterprise deals demonstrate a powerful growth engine across multiple revenue streams

6x

SeatGeek secondary sales increase on average by 6x in-venue in year 1 alone...

while providing a primary revenue stream and growth in market share in the rest of the DMA[2]

Sources: Internal data, company estimates; DMA: Designated Market Area as classified by Nielsen
(1) Based on SeatGeek secondary revenue in rest of DMA (venues where SeatGeek is not primary ticketing partner) after start of Enterprise partnership and related investment vs. expected secondary revenue without Enterprise partnership (based on analysis of control DMAs)
(2) 6x average includes all US NFL/NBA/MLS/NHL/MLB teams that were clients of our vertically integrated Enterprise platform in 2019 or prior

SEAT GEEK

21

Industry Overview · SeatGeek Solution · **Network Effects** · Growth Opportunity

Enterprise partnerships provide a strong return on investment

Overall return on investment profile shows a healthy payback window and large long-tail growth

Cumulative market-level profit forecasted for SeatGeek in example Enterprise DMA[1]


Market Profit
Initial investments
Cumulative profit
Break even during year 2
Time

We estimate
SeatGeek Enterprise to be …

1.6–3.4x

more efficient

acquisition channel for SeatGeek than search engine marketing[2]

(1) Internal data. Illustrative projected returns for a SeatGeek Enterprise client based on current Enterprise client, calculated using management's Enterprise client financial model. Enterprise client financial model has been constructed using actual results of historic Enterprise clients
(2) Seatgeek estimates that Enterprise deals are a more efficient customer acquisition channel based on comparison between 2019 revenue (last year with full data pre-COVID) attributable to the four most mature currently active Enterprise clients from US Big 5 pro sports (NFL, NBA, NHL, MLB, MLS) vs. search engine marketing in 2021

SEAT GEEK 22

Industry Overview · SeatGeek Solution · **Network Effects** · Growth Opportunity

Since launching in 2016, SeatGeek Enterprise has swiftly gained ground with top-tier teams and venues

Premier client signings[1] and revenue growth rate (TAGR)[2]



New client TAGR[2]
New signings
Existing clients
SeatGeek Enterprise launches
4
9
8
11
7
(3)
2016
2017
2018
2019
2020
2021 (H1)

2021

is already our strongest-ever year for client growth

Based on projected annual revenue from only H1 2021 new signings

(1) Premier refers to US Big 5 Pro Sports (NFL, NBA, NHL, MLB, and MLS), English Premier League, or Clients providing $100K+ in Total Annual Gross Revenue to SeatGeek
(2) New client TAGR refers to the Total Annual Gross Revenue by new clients. TAGR includes secondary revenue in venue, secondary revenue uplift in rest of DMA, and primary revenue in venue. For 2020 and 2021 new signings, TAGR represents latest client forecasts and does not net out sponsorship fees or equity related expenses paid in respect to Enterprise appointment
(3) Client will not go live until Q4 2021

SEAT GEEK

23

Industry Overview · SeatGeek Solution · Network Effects · Growth Opportunity

CASE STUDY

Official primary ticketing partnership with Dallas Cowboys illustrates the power of our vertically integrated technology

Performance

~ 840K
Annual tickets managed via SeatGeek

~ 99%
% of mobile-only attendees in 2020-2021 NFL Season

~ 92%
Decrease in customer service calls

Partnership Timeline

Date	Milestone
Apr 2018	Go-Live
Aug 2019	Dynamically price select inventory
Jun 2020	Launch pod integrity seating
Aug 2020	Open distribution of select inventory
Sep 2020	Launch fully mobile ticketing
Apr 2021	~100% renewals[1] with payment plans
May 2021	Largest ever crowd for indoor boxing event

"Super easy and I've never had an issue. Can't think of a single improvement.[2]"
Cowboys Season Ticket Member

"Game day issues for us as a team have gone down significantly – ease of transfer and accessing mobile tickets is so seamless."
Doug Dawson
Senior Vice President, Sales & Service

"The ease and convenience beats out the competition.[2]"
Cowboys Single Game Buyer

(1) Consists of seat options and season ticket renewals
(2) 2019 SeatGeek Fan Feedback Survey (8/26/19-9/30/19); n=7,921 responses fielded from SeatGeek users across 8 SeatGeek Enterprise Partner teams, including AT&T Stadium and the Dallas Cowboys

SEAT GEEK 24

The combination of great user experiences and our integrated platform has driven exceptional growth Network Effects $50 $40 $30 $20 $10 0 Q1 ‘16 Q2 ‘16 Q3 ‘16 Q4 ‘16 Q1 ‘17 Q2 ‘17 Q3 ‘17 Q4 ‘17 Q1 ‘18 Q2 ‘18 Q3 ‘18 Q4 ‘18 Q1 ‘19 Q2 ‘19 Q3 ‘19 Q4 ‘19 70% CAGR 2016-2019 SeatGeek revenue ($M, Q1 2016—Q4 ‘2019)(1) Internal data, Revenue for fiscal 2020 and 2021, each of which experienced negative growth in revenues relative to fiscal 2019, have been omitted as the Company attributes those results to the COVID-19 pandemic, which the Company views as an extraordinary event 25

Industry Overview · SeatGeek Solution · **Network Effects** · Growth Opportunity

Our growth trajectory has accelerated as live events return...

We responded quickly to COVID-19 but continued to invest for the future

We reduced committed expenses by 66% by May 2020 and also raised new capital. We were able to retain most of our key talent and used the time to reinforce advantages such as:

- Strengthening relationships with sellers (payment terms) and fans (cash refunds)
- Building new teams and tools to position ourselves as first to market for all major event on-sales
- Shipping major new Enterprise client- and fan-facing software features

We have increased market share during lockdown and as events return

SeatGeek market share, secondary only[1]


5.0%
6.0%
7.2%
10.9%
11.5%
2017
2018
2019
2020
2021 (H1)

SeatGeek's 2021 monthly GTV began outpacing 2019 levels in April

(1) Management estimates

SEAT GEEK 26

Gen Z (born 1997-2012) customers as % of Total Customer Base(1) 40% 30% 20% 10% 0% SeatGeek 36% Ticketmaster 18% StubHub 15% Vivid Seats 19% … and we expect it to continue given our strong resonance with Gen Z SeatGeek meets users where they already are Through the voices of their favorite creators matching younger skewing creative with focused channel targeting YouTube Social Podcasts 2,400+ Influencer network(2) 2B+ Video & audio impressions(3) 1M Instagram followers for @TeamSeatGeek Network Effects (1) National Tracking Survey performed by Morning Consult between March 24 and April 2, 2021, of a nationally-representative sample of 2,000 recent US ticket purchasers with a margin of error of +/- 2% (2) Content creators or shows SeatGeek has sponsored (3) Organic video views, listens from videos, and audio content SeatGeek has sponsored 27

Additional capital will allow us to double-down on what’s working while investing in our technology to power the future of live entertainment Growth Opportunity Double-down on what’s working Invest in DMA-focused growth Accelerate Enterprise client signings (85+ Big 5 Rightsholders up for contract thru 2023)(1) Efficiently scale performance marketing Continue to leverage disciplined, data-driven approach to ensure efficient and incremental spend Grow brand awareness Room to grow: 10% unaided brand awareness among ticket buyers in US(2) TV, OTT, digital video are under-leveraged to date Extend technology advantage Blockchain ticketing Machine-learning pricing platform Biometric identity At-event experiences (gambling, upgrades, exclusives, etc.) 28

Our veteran leadership team has created a culture that attracts exceptional talent



Jack Groetzinger
Co-Founder & CEO
SeatGeek
3x Entrepreneur
Bain



Russ D'Souza
Co-Founder
3x Entrepreneur
Monitor Consulting



Eric Waller
Co-Founder
10+ yrs in engineering
Amie Street



Danielle du Toit
President
SeatGeek Enterprise
10+ yrs in global exec roles
EVP Cheetah Digital
Salesforce



Paulo Cunha
President
SeatGeek Consumer
10+ yrs in global growth
VP Expedia
BCG



Brian Murphy
Chief Technology Officer
15+ yrs of engineering mgmt
CTO, Tumblr
New York Times



Brad Tacy
Chief Financial Officer
10+ yrs as finance exec
Spotify
Westwood One



Carolyn Patterson
Chief People Officer
10+ yrs as exec roles
CPO Yelp



Steve Ritter
Chief Data Officer
10+ yrs data & analytics
Quadriserve
Delaware Investments



Adam Lichstein
General Counsel
15+ yrs exec leadership
President, Tremor
Video Razorfish

Award winning culture[1]

glassdoor 4.5

2018 BEST PLACES TO WORK EMPLOYEES' CHOICE

BEST PLACES to work 2017 Employees' Choice

96% Approve of CEO

"The people are truly special. I feel grateful for how many of my colleagues are down to earth, smart, open-minded, and passionate."

"Best part of working at SeatGeek are the people, hands down."

SEAT GEEK

(1) Source: Glassdoor.com

29

Financial & Transaction Overview 30

(1) Total Revenue, includes both primary and secondary sources (2) Secondary market growth for the period based on management’s estimates; secondary market growth used by management internally as indication of overall (primary and secondary) ticketing market growth 31 Prior to COVID-19, SeatGeek was far outpacing the market’s growth 64% 3 year CAGR in Feb 2020 SeatGeek revenue 72% YoY growth in Feb 2020 SeatGeek revenue 8% 3 year CAGR in Feb 2020 secondary market GTV(2) SeatGeek revenue growth(1) vs secondary market growth 0% 20% 40% 60% 80% Jul 2019 Aug 2019 Sep 2019 Oct 2019 Nov 2019 Dec 2019 Jan 2020 Feb 2020 Secondary market growth SeatGeek revenue growth

SeatGeek net revenue by year, with 2021-2022E bridge(1) ($ in millions) $400 $300 $200 $100 $0 2019A???? 2020A 2021E 2021 revenue normalized for full year Secondary growth DMA growth 2022E revenue 34% 3 YR CAGR (1) In developing our revenue forecast through 2022, material assumptions included, but were not limited to, the following: growth in DMAs where SeatGeek Enterprise has signed partnerships, including first full years for several clients signed in 2021; SeatGeek spending on performance marketing to increase by 100-200% relative to 2021; SeatGeek spending on brand marketing to increase by 200-400% relative to 2021 32 Our forecast grows revenue in two areas of our vertically integrated business model, with substantial upside potential General secondary growth Double performance marketing spend vs 2021 Organic market share growth New product launches (e.g., Swaps) Enterprise-led DMA growth Primary and secondary revenue growth from Enterprise deals Enterprise pricing and distribution services for rightsholders Brand marketing in select DMAs

Adjusted EBITDA Margin % by year(1) (Excluding 2020 given COVID-19 impact) 20% 0% -20% -40% 2019A???? 2021E 2022E 2023E 2024E 2025E EXCL. 2020A As our Enterprise deals mature, the aggregated margins will offset new investment costs. We believe long term operating margins of 30-35% will be achievable.(2) (1) Does not include 2020 given the COVID-19 impact; includes material assumptions detailed in footnote (1) of page 32 and 34 (2) Based on internal company estimates derived from multiple sources, including Vivid Seats investor presentation & Live Nation’s ticketing segment AOI of 22.1%, 28.5%, and 31.2% from 2017-2019 respectively 33 We will continue to invest in long term sustainable growth Operating playbook (base forecast) The best product will win Invest aggressively in product, engineering, data science Invest in brand awareness to attract new users to our product Significantly enhance rightsholder and fan end-to-end experience Leverage advantages of vertically integrated platform Win more DMAs: Enterprise deals yield significant long term growth within a market at efficient spend levels Maximize inventory availability to fans Narrow the time to breakeven through additive revenue streams (pricing & distribution) and scaled support

Our baseline forecast reveals an attractive financial profile with margin expansion[(1)]

Revenue

($ in millions)


$142
$33
$132
$345
$558
$818
$1,199
2019A
2020A
2021E
2022E
2023E
2024E
2025E

Gross profit

($ in millions)


$85
($4)
$86
$218
$384
$588
$894
2019A
2020A
2021E
2022E
2023E
2024E
2025E

Sales and marketing expense

($ in millions)


$76
$42
$88
$180
$275
$409
$588
2019A
2020A
2021E
2022E
2023E
2024E
2025E

Adjusted EBITDA

($ in millions)


($35)
($79)
($63)
($61)
($5)
$53
$160
2019A
2020A
2021E
2022E
2023E
2024E
2025E

(1) In developing our revenue forecast through 2025, material assumptions included, but were not limited to, the following: further growth of SeatGeek Enterprise partnerships with number of partnerships growing by 50-100% from 2021 to 2025; SeatGeek spending on performance marketing increasing by 400-600% from 2021 to 2025 (we expect the efficiency of that spend to decline slightly as it scales, but to remain efficient); SeatGeek spending on brand marketing increasing by 1500-2500% from 2021-2025; increased growth of SeatGeek secondary marketplace in DMA's driven by SeatGeek entering into Enterprise partnerships in DMA's where no prior relationships exist or by adding additional Enterprise partnerships in DMA's where SeatGeek already has partnerships

SEAT GEEK

34

Pro Forma Net Cash(1) ($ in millions) $669M Pro forma net cash at closing $570M Pro forma net cash after funding break-even $800 $600 $400 $200 $0 SeatGeek cash as of 5/1/2021 SPAC proceeds PIPE proceeds Fees Estimated debt(2) Pro forma net cash Less investment to break even Net cash remaining (1) Cash amounts assume no redemptions by RedBall stockholders or secondary offering to SeatGeek selling stockholders in connection with de-SPAC transaction (2) $60.0 million Term Loan facility matures on July 1, 2023. SeatGeek continues to evaluate its debt capitalization including, but not limited to, early repayment of the existing Term Loan facility prior to the consummation of the business combination and/or an expansion of its debt capacity through a new term loan and/or revolving credit facilities 35 __r res__t            e sheet             P_C             ers _ro            e s            t __s_ e _or __t_re _ro?th 3ombining the s%onsor e_%ertise and %artnershi%s in the live entertainment industr/ ith the fastest gro ing verticall/ integrated live entertainment %latform unlocks significant gro th vectors be/ond our current base case %lan DAB?A>A<=?;9BC@8;79@66@C;5?A;A:4 3umulative o%erating cash investment of $LLJ through GFGW\ The business is self-funding thereafter $.FJ in remaining net cash to allocate to ards su%%lemental gro thk h ytrategic Jgi h fnternational e_%ansio h de %roduct develo%menv h Partnershi%s

Transaction creates significant upside for new shareholders Summary of approach Applies a range of 3.5x – 4.5x to SeatGeek’s 2025E Revenue, based on comparable companies trading multiples, to arrive at an implied future enterprise value at 2024 Future enterprise value is discounted to 2021 to arrive at the present value of future enterprise value, assuming a 20% discount rate Implied EV based on comparable companies current trading multiples ($ in millions) 2025E revenue(1) $1,199 Illustrative fwd. multiple 3.9x Future Enterprise Value (2024) $4,676 % Total return through 2024(2) 246% Illustrative discount rate 20% PV of Future Enterprise Value (2021) $2,706 % Upside to $1,350M transaction EV 100% Reference Multiples EV/2025E revenue (2024) 3.9x EV/2022E revenue (at transaction) 3.9x Sensitivity analysis 2025 fwd. rev multiple 3.5x 4.5x Future Enterprise Value (2024) $4,197 $5,396 % Total return through 2024(2) 211% 300% PV of Future Enterprise Value (2021) $2,429 $3,122 (1) See footnote (1) on page 34 for material assumptions underlying revenue forecast (2) Based on $1,350M transaction enterprise value immediately after de-SPAC transaction 36

37 Appendix

Source: Company information, see footnote (1) on page 32 and 34 for material assumptions underlying SeatGeek revenue forecasts, Wall Street research, and FactSet as of 10/12/2021 Note: Negative margins are considered not meaningful (“NM”). “NA” denotes that data is not publicly available (1) Vivid Seats metrics derived from September 2021 Vivid Seats Analyst Day Presentation 38 Comparable company benchmarking

Source: Company information, see footnote (1) on page 32 and 34 for material assumptions underlying SeatGeek revenue forecasts, Wall Street research, and FactSet as of 10/12/2021 Note: Multiples above 75x or negative are considered not meaningful (“NM”). “NA” denotes that data is not publicly available (1) Vivid Seats metrics derived from September 2021 Vivid Seats Analyst Day Presentation 39 Comparable company benchmarking (continued)

Note: Growth and margin above 200% or below (200%) are considered not meaningful (“NM”) (1) Historical Cost of Revenue and Operating Expenses include depreciation & amortization (D&A) and equity-based compensation (EBC). The total amount of D&A and EBC included in Cost of Revenue and Operating Expenses was $11 million and $14 million for 2019A and 2020A, respectively. Historical Adjusted EBITDA for 2019A and 2020A excludes D&A and EBC. The forecasted information for Cost of Revenue and Operating Expenses (2021E & beyond) excludes D&A and EBC and therefore is not directly comparable to the historical figures 40 Summary financial overview and projections ($ in millions) 2019A 2020A 2021E 2022E 2023E 2024E 2025E Revenue YoY Growth % $142—$33 (77)% $132 NM $345 161% $558 62% $818 47% $1,199 47% Cost of Revenue(1) $57 $37 $46 $127 $174 $230 $305 Gross Profit Margin % $85 60% ($4) (12)% $86 65% $218 63% $384 69% $588 72% $894 75% Operating Expenses: Sales & Marketing $76 $42 $88 $180 $275 $409 $588 Research & Development $34 $32 $37 $57 $68 $72 $85 General & Administrative $21 $15 $24 $42 $46 $54 $61 Total Operating Expenses(1) $131 $89 $149 $279 $389 $535 $734 Adjusted EBITDA(1) Margin % ($35) (25)% ($79) NM ($63) (48)% ($61) (18)% ($5) (1)% $53 6% $160 13%

41 Adjusted EBITDA reconciliation ($ in millions) 2019A 2020A Income/(loss) from operations ($46) ($93) Depreciation & Amortization $9 $11 Equity-based Compensation $2 $3 Adjusted EBITDA ($35) ($79)

Certain Risks Related to SeatGeek, Inc Risks Related to the COVID-19 Pandemic The COVID-19 pandemic has had, and is likely to continue to have, a material negative impact on our business and operating results. The ultimate magnitude of this impact will depend on a variety of factors, including the duration of the pandemic, restrictions or new operational requirements, the state of the global economy as a result of the pandemic, and the public’s willingness to attend events with large numbers of people, all of which are unknowable at this time. The potential of future public health crises, while unpredictable, may also have a material negative impact on our business to the extent such occurrences are similar in nature and scope, cause governmental authorities to impose restrictions on the public’s ability to attend events with large numbers of people and negatively impact the public’s willingness to attend such events. Risks Related to Our Financial Condition and Status as an Early Stage Company We have a history of operating losses and expect to incur significant expenses and continuing losses for the foreseeable future. We may not be able to scale our business quickly enough to meet customer and market demand, which could result in lower profitability or cause us to fail to execute on our business strategies. Even if the market in which we compete achieves the forecasted growth, our business could fail to grow at similar rates, if at all. We may need additional capital to pursue our business objectives and respond to business opportunities, challenges or unforeseen circumstances, and we cannot be sure that additional financing will be available. If we are unable to make acquisitions and investments, or successfully integrate them into our business, our business, results of operations, and financial condition could be adversely affected. Our ability to utilize our net operating loss carryforwards and certain other tax attributes to offset taxable income or taxes may be limited. Changes in our effective tax rate or tax liability may have an adverse effect on our results of operations. Operating as a public company requires us to incur substantial costs and requires substantial management attention. In addition, key members of our management team have limited experience managing a public company. We have identified a material weakness in our internal control over financial reporting and may identify material weaknesses in the future. If we are unable to develop and maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results in a timely manner, which may adversely affect investor confidence in us and adversely affect our business and results of operations. Impairment of our goodwill could negatively impact our financial results and financial condition. Risks Related to Our Business and Industry Our success depends, in significant part, on entertainment and sporting events and economic and other factors adversely affecting such events could have a material adverse effect on the live event industry generally and specifically on our business, financial condition and results of operations. We may be adversely affected by the occurrence of extraordinary events, such as public health concerns, terrorist attacks, severe weather events and natural disasters. Our business is highly sensitive to public tastes and is dependent on our ability to secure popular artists, teams and other entertainment and sporting events, and we may be unable to anticipate or respond to changes in consumer preferences, including a decrease in the popularity of live events, which may result in decreased demand for our services. Our business depends on relationships between key promoters, venues, sports teams, sports leagues, executives, agents, managers, artists and clients and any adverse changes in these relationships could adversely affect our business, financial condition and results of operations. We face intense competition in the live events and ticketing industries, including from concert promoters who are our primary ticket sales competitors, and we may not be able to maintain or increase our current revenue, which could adversely affect our business, financial condition and results of operations. Our business is dependent on the willingness of artists, teams and promoters to continue to support the secondary ticket market and any decrease in such support may result in decreased demand for our services. Our corporate culture has contributed to our success, and if we cannot maintain this culture, we could lose the innovation, creativity and teamwork fostered by our culture, which could harm our business. Our ticketing business is subject to seasonal fluctuations and the general economic and business conditions that impact the sporting events and live entertainment industries. Our business may be subject to significant losses for various reasons, including due to fraud or unsuccessful, postponed or cancelled events. These losses may harm our results of operations and business. We face significant competition and may be unsuccessful in competing against current and future competitors. If our competitors are more successful in attracting and retaining buyers and sellers than we are, our revenue and growth rates could decline. If we fail to innovate our products and services, our ability to attract new SeatGeek Enterprise clients could be negatively impacted and our revenue and growth rates could decline. Our contracts with SeatGeek Enterprise clients may not be immediately profitable, and may not become profitable in a timely manner, if at all.

Certain Risks Related to SeatGeek, Inc. (continued) If we fail to perform pursuant to our existing agreements, our ability to retain our SeatGeek Enterprise clients could be negatively impacted, which may have an adverse impact on our business, financial condition and results of operations. Poor weather adversely affects attendance at live events, which could negatively impact our financial performance from period to period. If we fail to engage our users or innovate, improve, and enhance our platform in a manner that responds to our users’ evolving needs, our business, results of operations and financial condition may be adversely affected. The vibrancy of our community and trustworthiness of our marketplace are important to our success. If we are unable to maintain them, our ability to attract, engage and retain users could suffer. Our advertising activity may not be effective, or may fail to efficiently drive growth in users, buyers, sellers, clients and distribution partners. As our services are currently accessed primarily through mobile phones, tablets and other internet-enabled mobile devices, we believe that we must develop applications for such devices if we are to maintain or increase our market share and revenues, and we may not be successful in doing so. Changes in internet search engine algorithms and dynamics, or search engine disintermediation, or changes in marketplace rules, could have a negative impact on traffic for our sites and ultimately our business and results of operations. Our business depends on a strong brand and we will not be able to attract users, buyers, sellers, clients and distribution partners if we do not maintain and develop our brand. We rely on sellers, clients and distribution partners on our ticketing platform for many aspects of our business, and any failure by them to maintain their service levels or any changes to their operating costs could adversely affect our business. If we do not effectively manage our ticket inventory, we may incur costs associated with excess inventory, or lose sales from having too few tickets. Our international operations are subject to certain risks, which may adversely affect our business, financial condition and results of operations. We depend on key personnel and our business may be severely disrupted if we lose the services of our key executives and employees. Our growth may cause significant pressures upon our financial, operational and administrative resources. Risks Related to Information Technology, Cybersecurity and Intellectual Property • Our failure to keep up with rapid technology changes may severely affect our future success. • The success of our ticketing business and other operations depends, in part, on the integrity of our systems and infrastructure, as well as affiliate and third-party computer systems, computer networks and other communication systems. System interruption and the lack of integration and redundancy in these systems and infrastructure may have an adverse impact on our business, financial condition and results of operations. • Cybersecurity risks, data loss or other breaches of our network security could materially harm our business and results of operations, and the processing, storage, use and disclosure of personal or sensitive information could give rise to liabilities and additional costs as a result of governmental regulation, litigation and conflicting legal requirements relating to personal privacy rights. • We may face potential liability and expense for legal claims alleging that the operation of our business infringes intellectual property rights of third parties, who may assert claims against us for unauthorized use of such rights. • If we fail to adequately protect or enforce our intellectual property rights, our competitive position and our business could be materially adversely affected. Risks Relating to Governmental Regulation and Litigation • Some jurisdictions, in particular jurisdictions outside the United States, prohibit the resale of event tickets (anti-scalping laws) at prices above the face value of the tickets or at all, or highly regulate the resale of tickets, and new laws and regulations or changes to existing laws and regulations imposing these or other restrictions may adversely affect our business and operating results. • Competition in the live event ticketing industry and/or new regulations on the state and federal levels could impact the market standard for ticketing fees and may have an adverse impact on our business and financial condition. • The processing, storage, use and disclosure of personal data could give rise to liabilities as a result of governmental regulation, conflicting legal requirements or differing applications of privacy regulations. • Unfavorable outcomes in legal proceedings may adversely affect our business and operating results. • We are subject to extensive governmental regulation, and our failure to comply with these regulations could adversely affect our business, financial condition and results of operations. • We operate in international markets which subject us to risks associated with the legislative, judicial, accounting, regulatory, political and economic risks and conditions specific to such markets, which could adversely affect our business, financial condition and results of operations. In response to a 2018 Supreme Court case, we believe it is likely that some jurisdictions in which we operate could assess taxes on transactions for which no sales tax was collected from the buyer in secondary ticket sales at the time of the transaction, which could increase our tax liability and adversely affect our financial condition and results of operations.

RedBall at a glance

- RedBall Acquisition Corp. is a special purpose acquisition company focused on businesses in the sports, media and data analytics sectors, with a focus on professional sports franchises
- RedBall raised $575 million in its IPO in August 2020 (IPO was ~4x oversubscribed)
- Partnership among top sports executives with extensive track records across the "Performance" and "Business" sides of sports

Leadership Team with Demonstrated Track Record & Network



Gerry Cardinale
Co-Chairman of the Board

- Managing Partner and founder of RedBird Capital Partners
- Since 2014, RedBird has led $4.0+ billion in equity and co-investments
- 20-year career at Goldman Sachs; Senior Partner of the Merchant Bank's private equity business
- Current board member of YES Network, Yankee Global Enterprises, RedBird Football Club, OneTeam Partners and Skydance Media



Billy Beane
Co-Chairman of the Board

- Executive Vice President of Baseball Operations for the MLB's Oakland A's since 2015
- Previously served as General Manager and Head of Baseball Operations for the A's from 1997-2015
- One of the most progressive and iconic executives in professional sports
- Thought leader and trailblazer in bringing data analytics to the forefront of professional sports (basis for best-selling book "Moneyball")
- Advisor to Dutch football club AZ Alkmaar and English club Barnsley F.C.



Alec Scheiner
Chief Executive Officer

- Partner leading RedBird's sports investment and advisory business
- Previously served as President of the NFL's Cleveland Browns; oversaw all business functions of the team, built analytics department and hired Paul DePodesta
- Prior to the Browns, served as SVP and GC of the NFL's Dallas Cowboys, reporting directly to Jerry and Stephen Jones
- Helped create Legends Hospitality with the Dallas Cowboys and New York Yankees and designed Legends' global sales business



Luke Bornn, PhD
Executive Vice President

- Vice President, Strategy and Analytics for the NBA's Sacramento Kings
- Previously served as Head of Analytics for A.S. Roma of the Italian Serie A Football League
- Has held tenure-track professorships in Statistics at both Harvard University and Simon Fraser University where he currently serves as Associate Professor of Statistics
- Received six straight MIT Sloan research award finalist selections

SEAT GEEK
44

SEAT GEEL 0:00